SCHEDULE 14A

                     PROXY STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary  Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           NEW YORK HEALTH CARE, INC.

                       -----------------------------------
                  (Name of Registrant as Specified in Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      3)    Filing Party:

      4)    Date Filed:

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 31, 2005


                                                                  August 5, 2005


Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of the Stockholders of New York Health Care, Inc. (the "Company"), which will be held at 10:00 a.m., local time, on Wednesday, August 31, 2005 in the London Suite on the 6th floor of the Hotel Pennsylvania, 401 Seventh Avenue, New York, New York 10001-2062 for the purpose of:

      (1) electing four directors to serve until the next Annual Meeting of Stockholders or until their successors are appointed and qualified;

      (2)   approving the adoption of the Company's 2004 Stock Incentive Plan;
            and

      (3) conducting such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Only holders of record of the Company's common stock at the close of business on July 18, 2005 will be entitled to vote at the Annual Meeting or any adjournment thereof. Whether or not you plan to attend the Annual Meeting, we ask that you complete, sign, date and return the enclosed proxy card in the envelope provided as promptly as possible. If you attend the Annual Meeting, you may revoke your proxy if you elect to vote in person. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004. Your prompt cooperation will be greatly appreciated.

      These proxy solicitation materials are first being mailed on or about August 8, 2005 to all stockholders of the Company entitled to vote at the Annual Meeting.


                                              Very truly yours,

                                              NEW YORK HEALTH CARE, INC.

                                              By: /s/ Dennis M. O'Donnell
                                                  ------------------------
                                                  Chief Executive Officer and
                                                  President

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New York Health Care, Inc.:

      The Annual Meeting of Stockholders of New York Health Care, Inc. (the "Company") will be held in the London Suite on the 6th floor of the Hotel Pennsylvania, 401 Seventh Avenue, New York, New York 10001-2062 on Wednesday, August 31, 2005 at 10:00 a.m. local time, for the following purpose:

      1. To elect four directors to serve until the next Annual Meeting of Stockholders or until their successors are appointed and qualified;

      2.    To approve the Company's 2004 Stock Incentive Plan (the "2004
            Plan"); and

      3. To transact such other business as may properly come before the meeting or adjournment thereof.

      Only holders of record of the Company's common stock at the close of business on July 18, 2005 will be entitled to notice of and vote at the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Directors


                                          /s/ David Katz
                                          ---------------------
                                          David Katz, Secretary


                                          August 5, 2005


      It is important that as many shares as possible be represented at the Annual Meeting. Therefore, whether or not you plan to attend the Annual Meeting in person, we urge that you date, sign and promptly return the proxy card in the enclosed envelope (which requires no postage if mailed within the United States). You may revoke your proxy at any time before it has been voted.

                                 PROXY STATEMENT

                           NEW YORK HEALTH CARE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY AUGUST 31, 2005


                               THE ANNUAL MEETING

      This proxy statement is furnished to the common stockholders of New York Health Care, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, August 31, 2005, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this proxy statement. The Annual Meeting will be held at the Hotel Pennsylvania at 401 Seventh Avenue, New York, New York 10001-2062. The Company's executive offices are located at 1850 McDonald Avenue, Brooklyn, New York 11223 and its telephone number is (212) 679-7778.


Revocability Of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of the Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting And Solicitation

      The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

      Only stockholders of record at the close of business on July 18, 2005 are entitled to notice of and to vote at the Annual Meeting. As of July 18, 2005, 33,232,692 shares of the Company's common stock were entitled to vote at the Annual Meeting. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on July 18, 2005. The Company's Restated Certificate of Incorporation and by-laws do not provide for cumulative voting by stockholders.

      A majority of the shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by a plurality of the votes cast. Each other matter to be submitted to a vote of the stockholders must receive an affirmative vote of the holders of a majority of shares entitled to vote at the Annual Meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. Broker non-votes are proxies for brokers or nominees indicating that such persons have not received instructions from the beneficial owners (or other persons entitled to vote) on how to vote on a matter that the brokers or nominees do not have discretionary power to vote upon. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

      The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of the director-nominees listed in the proxy statement to the Board of Directors and FOR the approval of the

Company's 2004 Stock Incentive Plan (the "2004"). As to any other business which may properly come before the meeting, the proxies will be voted in accordance with the best judgment of the persons named therein. The Company does not presently know of any other such business.

          SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND STOCKHOLDERS

      The following table sets forth certain information regarding shares of the common stock beneficially owned as of July 18, 2005 (except as noted below) by
(i) each person, known to the Company, who beneficially owns more than 5% of the Company's common stock, (ii) each of the Company directors and nominees for director, (iii) each of the Named Officers listed in the summary compensation table and (iv) all directors and executive officers of the Company as a group:


      Name of Beneficial Owners             Shares              Percentage
      and Address of  5% or              Beneficially            of Stock
      greater stockholders                 Owned (1)          Outstanding (1)
      --------------------                 ---------          ---------------

      Dennis M. O'Donnell  (2)              527,368                1.6%

      Mordecai Dicker                             0                 *

      Stuart Ehrlich                              0                 *

      Murray Englard (3)                    543,725                 1.7%

      Mark Gray                                   0                 *

      Michael Nafash (4)                    132,750                 *

      Fred E. Nussbaum                            0                 *

      Jerry Braun (5)                     1,551,058                 4.8

      Jacob Rosenberg (6)                   986,981                 3.1

      Pinchas Stefansky (7)               2,024,000                 6.3%
      Hershey Holdings
      Leon House
      Secretary's Lane
      P.O. Box 450, Gibraltar

      Douglas Andrew Ryan (8)             1,800,000                 5.6%
      Birizma Associates Ltd.
      c/o Tallhurst Ltd.
      P.O. Box 795, Gibraltar

      Bernard Korolnick (9)               1,729,208                 5.4%
      KPT Partners
      c/o Alton Management
      Splelhof 14A, Postach 536
      8750 Glarus, Switzerland

      Rivvi Rose (10)                     1,950,000                 6.0%
      Nekavim Investors
      1/1 Library Run
      P.O. Box 317, Gibraltar

      All directors and executive           527,368                 1.6%
      officers as
      as a group (4 persons)

      * Less than one percent (1%).

(1) Based on 32,232,692 shares of common stock outstanding as of July 18, 2005. The shares of common stock owned by each person or by the group, and the shares included in the total number of shares of common stock outstanding, have been calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days of July 18, 2005. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

(2) Includes a total of 450,000 shares issuable upon the exercise of stock options granted to Mr. O'Donnell and 8,064 shares issuable upon the exercise of warrants.

(3)   Includes 142,741 shares issuable upon the exercise of warrants.

(4) Includes 19,000 shares owned of record by N. Group LLC, 106,250 shares owned of record by Lisa Nafash, 5,000 shares owned of record by Mark Nafash and 2,500 shares owned of record by Alexandra Nafash. Mr. Nafash has sole voting authority over all of these shares.

(5) Includes a total of 774,100 shares issuable upon the exercise of stock options granted to Mr. Braun. Gives effect to the surrender by Mr. Braun subsequent to the Record Date of 586,250 currently exercisable options pursuant to the terms of the Termination Agreement described in Certain Relationships and Related Transactions.

(6) Includes a total of 770,068 shares issuable upon the exercise of stock options granted to Mr. Rosenberg. Does not include 120,968 shares and 60,498 shares issuable upon the exercise of warrants owned by his wife, as to which Mr. Rosenberg disclaims beneficial ownership. Gives effect to the surrender by Mr. Rosenberg subsequent to the Record Date of 523,750 currently exercisable options pursuant to the terms of the Termination Agreement described in Certain Relationships and Related Transactions.

(7) All shares are owned of record by Hershey Holdings, of which Mr. Stefansky holds sole voting and investment power.

(8) All shares are owned of record by Birizma Associates, of which Mr. Ryan holds sole voting and investment power.

(9) All shares are owned of record by KPT Partners, of which Mr. Korolnick holds sole voting and investment power.


(10) All shares are owned of record by Nekavim Investors, of which Ms. Rose holds sole voting and investment power.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected or appointed and qualified, or until they resign, become disqualified or disabled, or are otherwise removed. The current directors and nominees for election to the Board of Directors are listed below.

      NAME               AGE   POSITION                      DIRECTOR SINCE
      ----               ---   --------                      --------------

Dennis O'Donnell         49    Chief Executive Officer,      2004
                               Director, and President of
                               the Company and Chief
                               Executive Officer and
                               President of BioBalance
                               subsidiary

Mordecai H. Dicker       44    Director (not standing for    2004
                               reelection)

Fred E. Nussbaum         57    Director (not standing for    2004
                               reelection)

Mark Gray                46    Director (not standing for
                               reelection)

Stuart Ehrlich           43    Director Nominee              -
Murray Englard           45    Director Nominee              -
Michael Nafash           43    Director Nominee              -

      Dennis O'Donnell joined BioBalance Corporation ("BioBalance") as Chief Operating Officer in May 2003. In November 2003, Mr. O'Donnell was appointed as President of BioBalance, a wholly-owned subsidiary of the Company, and in January 2004 he became a director of the Company. He assumed the additional title of Chief Executive Officer of BioBalance in July 2004, Chief Executive Officer of the Company in February 2005 and President of the Company in July 2005. Mr. O'Donnell has more than 20 years of general management, marketing and business development experience in the pharmaceutical, consumer healthcare and nutritional industries, principally with Wyeth (formerly American Home Products) from 1983 to 2002. From December 1998 to December 2001, Mr. O'Donnell was Executive Vice President and General Manager of the Solgar division of Wyeth, a manufacturer of premium dietary supplements, probiotics and specialty foods. Prior to Solgar, Mr. O'Donnell was Senior Vice President of Global Business Development & Strategic Planning for Wyeth's OTC Drug Division from May 1996 to December 1998, where he identified drugs, devices and medical foods for potential acquisition. From January 1994 to May 1996, he led the Respiratory and GI/Topicals Divisions at Wyeth. From January 2002 to May 2003, Mr. O'Donnell was a consultant, providing business consulting services to the pharmaceutical and consumer healthcare industries. Mr. O'Donnell is a Registered Pharmacist, with a B.S. in Pharmacy from St. John's University and an MBA in Marketing & Finance from New York University's Stern School of Business.

      Mordecai H. Dicker became a director of the Company in January 2004, and has been the Administrator of the Franklin Care Center, a 180-bed long-term care facility, since 2003. From 2000 to 2003, Mr. Dicker was the Administrator of the Sayreville Senior Living Center, Inc., a 230-bed long-term care facility in South Amboy, New Jersey. From 1998 to 1999, Mr. Dicker was the Program Director of the Company, responsible for payroll, billing, accounts receivable and cash receipts. Mr. Dicker is not standing for reelection.

      Fred E. Nussbaum became a director of the Company in January 2004, and has for more than the past five years maintained a private practice as a certified public accountant as Fred E. Nussbaum, CPA, providing accounting and auditing services to individuals, partnerships, corporations and not-for-profit and charitable organizations. From 1997 to 1999, Mr. Nussbaum was the Chief Financial Officer of DEB-EL Foods Corporation, a large producer of eggs and egg-based products in the Northeast. Mr. Nussbaum is a member of the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants. He is a graduate of the Bernard M. Baruch College of the City University of New York (BBA, 1970). Mr. Nussbaum is not standing for reelection.

      Mark Gray became a director of the Company in January 2004, and has been the Executive Vice President at ESF Marks, LLC, a computer software company, since 2003. From 2000 to 2003, Mr. Gray was the Director of Clinical Services for CATECG Medical Services, PC, which provides mobile diagnostic cardiology and neurology services to hospitals and other medical care facilities in the New York metropolitan area. From 1985 to 2000, Mr. Gray was an independent computer consultant serving insurance, banking, technology and consumer goods corporations in the development and management of various computer systems and software. Mr. Gray volunteers as a Certified Emergency Medical Technician and serves as the Co-Treasurer and a Director of The Fund for the Poor, a not-for-profit organization that contributes to the support of needy families. Mr. Gray is a graduate of Brooklyn College of the City University of New York (B.A., Medical Computer Science, 1980). Mr. Gray is not standing for reelection.

      Stuart Ehrlich has been a consultant to various companies since November 2004 including working with AEG (Anschultz Entertainment Group), in helping them craft and build a wireless phone-based SMS messaging platform and marketing strategy for sports, entertainment and Real Estate Properties. From May 2001 to October 2004 he was employed as the Executive Vice President of Datawind Technologies, a wireless Internet company based in Canada. From May 1997 to October 2001 he was a founding member of w-Technologies Inc., a software application company. From February 1991 to May 1997 he served as corporate counsel for The Conway Organization. Mr. Ehrlich received his Juris Doctor degree from Boston University Law School.

      Murray Englard has been a partner of the accounting firm Harlib, Grossman & Englard, CPA since January 1996. He was managing partner of Englard & Company, CPA, P.C. from January 1992 until December 1995 and a partner at Englard & Company CPA from January 1985 until December 1991. He was a Senior Accountant at Lawrence Heimowitz & Company, CPA, P.C. from 1980 through 1984. Mr., Englard is a certified public accountant.

      Michael Nafash has been the Chief Financial Officer of Interactive Marketing Group, Inc., a full service marketing company, since February 2001. Since July 2003 he has been a member of Antioch Equities, LLC, a management company that owns and operates 10 Dunkin Donuts locations in New York and New Jersey. From September 1996 to May 2000 he was Chief Financial Officer at Mark Solution, Inc., a company specializing in the manufacture of modular steel prison cells and the development and deployment of Picture Archiving and Communications systems. From June 1991 to April 1996 he was Chief Financial Officer for Puretech International, Inc., a specialty plastics manufacturer. Mr. Nafash is a Certified Public Accountant.

      The Corporate Governance and Nominating Committee nominated Mr. Nafash for the Board based upon the recommendation of Mr. O'Donnell and Messrs. Ehrlich and Englard were nominated based upon the recommendation of a group of stockholders headed by Timothy McCartney that acted collectively to demand a stockholders meeting for the purpose of electing directors of the Company.

      There is no family relationship between any director or director nominee and any executive officer of the Company.

      The Company believes that all of the directors and director nominees, other than Mr. O'Donnell, are "independent directors" within the meaning of the listing standards of The NASDAQ Stock Market ("Nasdaq"), and that Fred E. Nussbaum is the Company's "Designated Financial Expert."

EXECUTIVE OFFICERS

Set forth below is a description of the Company's executive officers:

      Dennis O'Donnell, See Directors.

      A. James Forbes, age 61, joined the Company as Vice President of Finance and Chief Financial Officer on June 1, 2005. Since March 2001, he has been the President of MedYield LLC, a consulting firm offering strategic planning and financial services solutions to pharmaceutical and medical products companies. From October 1995 to March 2001, he was Vice Chairman at AmeriCares, the world's largest private international relief organization delivering pharmaceuticals to 137 countries. Mr. Forbes is a Certified Public Accountant and received his BBA in Accounting from Manhattan College. He is a past chairman of the Biomedical Engineering Alliance and Consortium Foundation and co-founder of the Executive Forum.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On July 15, 2004, the Company executed a purchase agreement (the "Purchase Agreement") providing for the sale of the assets of its home healthcare business (the "Asset Sale") to a company controlled by Jerry Braun and Jacob Rosenberg (the "LLC"), who at the time were, respectively, the Company's Chief Executive Officer and Chief Operating Officer and directors of the Company, for consideration of $2.7 million in cash, the assumption of all of the liabilities and obligations with respect to the home healthcare business and the forgiveness of certain future obligations that may be due to these individuals pursuant to employment agreements each of them has with the Company. On May 22, 2005, with the consent of Messrs. Braun, Rosenberg and the LLC, the Company sold the assets relating to its home healthcare operations in the State of New Jersey to an unaffiliated company for $3.0 million.

      On February 24, 2005, the Company consummated a private offering of its equity securities (the "Offering"). In connection with the consummation of the Offering, Messrs. Braun and Rosenberg, who were at the time executive officers and directors of the Company, at the request of the Placement Agent for the Offering, resigned irrevocably as directors and executive officers of the Company. In connection with Messrs. Braun and Rosenberg's agreement with the Placement Agent, in order to secure the obligations of the Company and its subsidiary to (i) consummate the Asset Sale to the LLC, pursuant to the terms of the Purchase Agreement or (ii) to comply with any future payment obligations of the Company to Messrs. Braun and Rosenberg under their respective employment agreements with the Company, the Company entered into an Agreement, on February 24, 2005 (the "Security Agreement"), which granted Messrs. Braun and Rosenberg a security interest in the assets of the Company's home healthcare business being conducted in the states of New York and New Jersey and provided for the deposit of up to $3.55 million in cash collateral (the "Collateral"). None of the assets of BioBalance were or will be used as Collateral to secure the Company's obligations to Braun and Rosenberg.

      At the close of business on February 24, 2005: (i) Mr. Braun resigned as a director and as the Company's Chief Executive Officer and President and (ii) Mr. Rosenberg resigned as a director and as the Company's Vice President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and Secretary. Mr. Braun continued to be employed by the Company as the President of its home healthcare division and Mr. Rosenberg continued to be employed by the Company as the Vice President of the Company's home healthcare division until the effective date of the Termination Agreement described below. Other than their ceasing to be officers and directors of the Company, and the resulting changes in their duties and responsibilities, their respective employment agreements with the Company remained in effect until the effective date of the Termination Agreement. Pursuant to the terms of their respective employment agreements, as a result of their resignations from the Company's Board of Directors, on February 24, 2005, each of Braun and Rosenberg received ten-year options to purchase 500,000 shares of the Company's Common Stock at an exercise price of $0.85 per share, pursuant to the Company's Performance Incentive Plan. The options were subsequently forfeited and surrendered to the Company pursuant to the Termination Agreement.

      On March 23, 2005, the security interest that was granted pursuant to the Security Agreement was terminated and Messrs. Braun and Rosenberg agreed that the Company could enter into an agreement with a third party for the sale of the New Jersey portion of the Company's home health care operations under specified conditions without being in breach of the Purchase Agreement. The LLC also consented to the sale, which was consummated on May 22, 2005.

      Messrs. Braun and Rosenberg have executed an agreement (the "Termination Agreement") with the Company, which became effective on August 4, 2005. Pursuant to the Termination Agreement, Messrs. Rosenberg and Braun resigned from all of their remaining positions with the Company and any of its subsidiaries, and the Purchase Agreement, their respective employment agreements (except for sections regarding certain non-disclosure provisions and their agreements not to compete with the Company, which survive as modified by the Termination Agreement) and the Security Agreement were terminated. Under the Termination Agreement, (i) Mr. Braun received a cash payment of $1,200,000, (ii) Mr. Rosenberg received a cash payment of $1,050,000, (iii) the Company will pay for COBRA benefits for Messrs. Braun and Rosenberg through December 31, 2005, and (iv) each of Mr. Braun and Mr. Rosenberg will receive up to a maximum of $5,000 to pay for his accrued but unpaid compensation, accrued vacation and accrued business expenses. Pursuant to the Termination Agreement the 500,000 options granted to each of Messrs. Braun and Rosenberg (a total of 1,000,000 options) on February 24, 2005 were forfeited and surrendered to the Company, as were a combined aggregate of 110,000 additional options to purchase the Company's common stock previously granted to them. The Termination Agreement also contains mutual releases and indemnification provisions.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

      In order to facilitate the various functions of the Board of Directors, the Board of Directors has created a standing Audit Committee, a standing Compensation Committee and a standing Corporate Governance/Nominating Committee. The Corporate Governance and Nominating Committee is responsible for developing and reviewing the effectiveness of the Company's corporate governance guidelines, recommending appropriate Board and Board Committee structures and membership, establishing procedures for the director nomination process and recommending nominees for election to the Board. The Corporate Governance and Nominating Committee will consider qualified nominees for the Company's Board of Directors recommended by stockholders of the Company who follow the procedures set forth below. The current members of the Corporate Governance and Nominating Committee are Fred Nussbaum and Mark Gray. The charter for the Corporate Governance and Nominating Committee is available to the Company's stockholders on the Company's web site at www.nyhc.com.

      During the year ended December 31, 2004, the Board of Directors held 14 formal meetings, the Audit Committee held 4 meetings, the Compensation Committee held 2 meetings and the Corporate Governance and Nominating Committee held 2 meetings. Each director attended than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

COMPENSATION COMMITTEE REPORT

      The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board of Directors modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The base salaries of the Company's executives are fixed pursuant to the terms of their respective employment contracts with the Company. When a contract is up for review, the Committee makes recommendations to the Board based upon a review of salaries for other executives in the market place for comparable positions and abilities. Bonuses are determined by the Committee based upon Certain qualitive and quantitative measurements. During fiscal 2004, none of the executive officers of the Company served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

      Members of the Compensation Committee: Fred E. Nussbaum, and Mark Gray.

AUDIT COMMITTEE REPORT

      The Audit Committee for the 2004 audit was composed of Fred E. Nussbam, Mordecai H. Dicker and H. Gene Berger. The Audit Committee is presently comprised of two members: Fred E. Nussbaum and Mordecai Dicker. All members of the Audit Committee are "independent directors" of the Company within the definition of that term as provided by the listing standards of NASDAQ. The Audit Committee's duties include: (i) reviewing with the Company's independent auditors the scope and results of any audits; (ii) reviewing with the independent auditors and management the Company's accounting, internal, financial and operating controls, and staff and considering and reviewing corrective actions, if necessary, taken or proposed by management; (iii) the selection and hiring of the independent auditors; and (iv) reviewing non-audit services provided by the independent auditors.

      The Audit Committee has adopted a written charter governing the Audit Committee's actions.

      The Audit Committee hereby states that it:

      - has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with the Company's management and the independent auditors;

      - has discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committee), as may be modified or supplemented;

      - has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountants' independence;

      - with respect to the provision of non-audit services to the Company, the Audit Committee has obtained a written statement from the Company's independent accountants that they have not rendered any non-audit services prohibited by Securities and Exchange Commission ("SEC") rules, and that delivery of any such services has not and will not impair the independence of the accountants; and

      - recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

      The Audit Committee also met after the fiscal year end to review the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004.

      The foregoing report has been furnished by members of the Audit Committee.

      Audit Committee: Fred E. Nussbaum (Chairman) and Mordecai Dicker.

AUDIT AND AUDIT RELATED FEES

      Weiser LLP audited the Company's financial statements for the fiscal years ended December 31, 2004 and 2003. The following table presents fees for professional audit services rendered by Weiser LLP for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003:

                                    Fiscal 2004    Fiscal 2003
                                    -----------    -----------

      Audit Fees  (1)               $442,757        $165,000

      Audit-Related Fees  (2)        105,139          95,000

      Tax Service Fees  (3)           58,377          35,000

      All Other Fees  (4)                  -               -

      (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Weiser LLP in connection with statutory and regulatory filings or engagements.

      (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees".

      (3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and local tax compliance and tax planning.

      (4) No other fees for professional services rendered to the Company during the fiscal 2004, 2003 were billed by Weiser LLP, other than the services reported above.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

      The Audit Committee has not yet adopted a formal pre-approval policy for audit and non-audit services. The Audit Committee instead pre-approves all audit and non-audit services provided by Weiser LLP prior to the engagement of Weiser LLP with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of Weiser LLP when the entire Audit Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

APPOINTMENT OF INDEPENDENT AUDITOR

      The firm of Weiser LLP has acted as the Company's independent auditor for the fiscal years ended from December 31, 1995 through December 31, 2004. The Audit Committee has not yet taken formal action with respect to the appointment of the Company's independent auditor for the fiscal year ending December 31, 2005. Neither the firm of Weiser LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. Representatives of Weiser LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of such reports. Based solely on its review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2004 all of the reporting persons complied with their Section 16(a) filing obligations.

STOCKHOLDER PROPOSALS

      The Company currently intends to hold its stockholders meeting for the fiscal year ended December 31, 2005 in June 2006. Therefore, proposals of the stockholders of the Company which are intended to be presented by stockholders at the Company's Annual Meeting to be held in 2006 must be received by the Company no later than March 1, 2006 to be included in the proxy statement and form of proxy relating to the next Annual Meeting of Stockholders.

      After the March 1, 2006 deadline, a stockholder may present a proposal at the Company's next Annual Meeting of Stockholders if it is submitted to the Company's Secretary at the address set forth above no later than April 14, 2006. If timely submitted, in proper form, the stockholder may present the proposal at the next Annual Meeting of Stockholders, but the Company is not obligated to include the matter in its proxy statement.



COMMUNICATIONS WITH THE BOARD

      Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of New York Health Care, Inc. c/o Corporate Secretary, at the Company's executive offices (currently located at: 1850 McDonald Avenue, Brooklyn, New York 11223). Stockholders should identify their communication as being from a stockholder of New York Health Care, Inc. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of New York Health Care, Inc. before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

      Stockholders of the Company wishing to recommend candidates for election of directors at a meeting of stockholders at which directors are to be elected must submit their recommendations in writing to the Company's Corporate Governance/Nominating Committee, c/o Corporate Secretary, New York Health Care, Inc., at the Company's executive offices (currently located at 1850 McDonald Avenue, Brooklyn, New York 11223) within the time period specified below.

      The Corporate Governance/Nominating Committee will consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for the Corporate Governance/Nominating Committee to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. Each recommendation for nomination is required to set forth:

      o the name and address of the stockholder making the nomination and the person or persons nominated;

      o a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

      o a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

      o such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

      o the consent of each nominee to serve as a director of the Company if so elected and it must also include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200 or, alternatively, a statement that the recommended candidate would not be so barred. A nomination, which does not comply with the above requirements or is not submitted within the time period specified below will not be considered.

      The qualities and skills sought in prospective members of the Board are determined by the Corporate Governance/Nominating Committee and generally require that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others,
(iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.



DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

      A stockholder wishing to nominate a candidate for election to the Board at a meeting of stockholders at which directors are to be elected is required to give the written notice containing the required information specified above addressed to the Corporate Governance/Nominating Committee so that it is received by the Company's Secretary no later than (i) the latest date upon which stockholder proposals must be submitted to the Company for inclusion in the

Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders, 30 days prior to the printing of the Company's proxy materials with respect to such meeting or if no proxy materials are being distributed to stockholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders.

      Stockholders must also comply with any provisions set forth in the Company's Bylaws. The Board of Directors has adopted a new set of Bylaws, which will become effective immediately after the conclusion of this Annual Meeting of Stockholders. A copy of the new Bylaws is attached to this Proxy Statement as Appendix B.

RECOMMENDATION

      The Board of Directors recommends a vote FOR the election of each of the director-nominees specified above.

                                   PROPOSAL 2

                      APPROVAL OF 2004 STOCK INCENTIVE PLAN

      The Company is requesting that stockholders approve the adoption of the Company's 2004 Plan.

      The Board of Directors has adopted, subject to stockholder approval, the 2004 Plan. The Board of Directors believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's common stock. The Board of Directors has found that the grant of options under its existing stock option plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board of Directors believes that the 2004 Plan, which provides the Board of Directors greater flexibility with respect to certain terms under which awards that may be granted, as well as different types of awards, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The Board of Directors believes that there is not a sufficient amount of options and stock awards available for future grant under the Company's existing stock option plans. The last sale price of the common stock on July 18, 2005 was $0.77.

      To date, no options or other awards have been granted under the 2004 Plan. If the 2004 Plan is approved by the stockholders, options or stock awards may be granted under the 2004 Plan, the timing, amounts and specific terms of which have not been determined at this time.

SUMMARY OF THE 2004 PLAN

      The following summary of the 2004 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, set forth as Appendix A to this proxy statement.

      General. The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2004 Plan, (i) a total of 5,000,000 shares of common stock have been reserved for distribution pursuant to the 2004 Plan, and
(ii) the maximum number of shares of common stock that may be issued to any individual participant under the 2004 Plan may not exceed 2,000,000 shares during the term of the 2004 Plan.

      Eligibility. Officers and other employees of the Company, any parent company, or subsidiaries (but excluding any person whose eligibility would adversely affect the compliance of the 2004 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the 2004 Plan employed by the Company, any parent company, or subsidiaries and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, any parent, or subsidiaries, are eligible to be granted options and awards under the 2004 Plan. In addition, non-qualified stock options and other awards may be granted under the 2004 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the 2004 Plan shall be determined by the Board of Directors or the Committee, as the case may be.

      The Board of Directors or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the 2004 Plan. The grant of options or other awards under the 2004 Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees.

      Administration. The 2004 Plan may be administered by the Board of Directors or a Committee (the "Committee") consisting of two or more members of the Board of Directors as appointed by the entire Board of Directors. The Board of Directors or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board of Directors or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. The 2004 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2004 Plan on or after the tenth anniversary of the Effective Date.

      Stock Options. The 2004 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

      Incentive Stock Options granted pursuant to the 2004 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2004 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2004 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board of Directors or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

      Under the 2004 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

      The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of common stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of common stock of the Company may be issued upon the exercise of any option granted under the 2004 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2004 Plan with more stringent provisions than those specified in the 2004 Plan.

      Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2004 Plan are exercisable until the earlier of
(i) a date set by the Board of Directors or Committee at the time of grant or
(ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2004 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

      Restricted and Deferred Stock Awards. Under the 2004 Plan, the Board of Directors or the Committee may grant shares of restricted common stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of common stock, subject to such terms, conditions and restrictions as the Board of Directors or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2004 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board of Directors or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

      Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

      Amendments and Termination. The Board of Directors may at any time, and from time to time, amend any of the provisions of the 2004 Plan, and may at any time suspend or terminate the 2004 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of common stock if the failure to obtain such approval would adversely affect the compliance of the 2004 Plan with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any other applicable law, rule or regulation. The Board of Directors or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the 2004 Plan; provided, however, that subject to certain conditions, no such amendment may be made by the Board of Directors or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the 2004 Plan to qualify for the exemption provided by Rule 16b-3.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of the U.S. federal income tax consequences of Awards made under the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

      Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of common stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

      If common stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

      Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

      Non-Qualified Stock Options. With respect to Non-Qualified Stock Options,
(a) upon grant of the option, the optionee will recognize no income; (b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

      Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2004 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2004 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2004 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2004 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

      Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2004 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

EQUITY COMPENSATION PLAN

      The following table sets forth certain information regarding outstanding options, warrants and other rights to purchase common stock that were outstanding on December 31, 2004.

                            (a)              (b)                (c)
                                                              Number of
                         Number of                           securities
                       securities to                       remaining for
                      be issued upon  Weighted-average    future issuance
                        exercise of    exercise price       under equity
                        outstanding    of outstanding    compensation plans
                          options, options, securities       (excluding
                       warrants and     warrants and    reflected in column
    Plan category         rights           rights               (a))
    -------------         ------           ------               ----

Equity compensation      2,058,333          2.03             2,611,167
plans approved by
security holders (1)

Equity compensation        794,786          2.56                     -
plans not approved
by security holders
(2)

Total                    2,853,119                           3,144,500

      (1) Represents shares of the Company's common stock issuable pursuant to the Company's Performance Incentive Plan, amended (the "Option Plan"). The Company's Board of Directors and stockholders approved and adopted the Option Plan in March 1996. The Company's stockholders approved amendments to the Option Plan (previously adopted by the Board of Directors) in 1998, 1999, 2000 and 2002. The Option Plan is administered by the compensation committee of the Board of Directors, which is authorized to grant incentive stock options and non-qualified stock options to selected employees of the Company and to determine the participants, the number of options to be granted and other terms and provisions of each option. Options become exercisable in whole or in part from time to time as determined by the standing compensation committee, but in no event may a stock option be exercisable prior to the expiration of six months from the date of grant, unless the grantee dies or becomes disabled prior to the end of the period. Stock options have a maximum term of 10 years from the date of grant, except that the maximum term of an incentive stock options granted to an employee who, at the date of grant, is a holder of more than 10% of the outstanding common stock (a "10% holder") may not exceed five years from the date of the grant. The exercise price of an incentive stock option or nonqualified option granted under the Option Plan may not be less than 100% of the fair market value per share of the common stock at the date of grant, except that the exercise price of an incentive stock options granted to a 10% holder may not be less than 110% of the fair market value. The exercise price of options must be paid in full on the date of exercise and is payable in cash or in shares of common stock having a fair market value on the exercise date.

      (2) Includes 62,500 shares of common stock issuable upon exercise of a non-plan option granted to an executive officer of the Company in 1996 at an exercise price of $4.50 per share which expires in 2006, 80,834 shares of common stock issuable upon exercise of warrants granted to non-employee directors at exercise prices not less than 100% of the fair market value per share of the common stock at the respective dates of grant and generally expiring three to 10 years from the date of grant, 330,000 shares of common stock issuable upon exercise of warrants issued to consultants in consideration for services performed or to be performed for the Company or BioBalance at exercise prices not less than 100% of the fair market value per share of the common stock at the respective dates of grant; and 321,452 shares of common stock issuable upon exercise of non-plan options and warrants issued by the Company in exchange for non-plan options and warrants issued by BioBalance in connection with the Company's acquisition of BioBalance. Some of these warrants vest immediately and some warrants vest monthly.

RECOMMENDATION

      The Board of Directors unanimously recommends that stockholders vote "FOR" the approval of the 2004 Plan.

EXECUTIVE COMPENSATION

      The following table sets forth, for the fiscal years ended December 31, 2002, 2003 and 2004, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those fiscal years, to the Company's Chief Executive Officer and to each of the three other most highly compensated persons who served as executive officers of the Company and its BioBalance subsidiary, whose total salary and bonuses for the fiscal year 2004, in all capacities in which served, was $100,000 or more (collectively, the "Named Officers"):

                                    ANNUAL                           LONG-TERM
                                 COMPENSATION                       COMPENSATION
                              -------------------                 -----------------
NAME AND
PRINCIPAL                                                              SECURITIES
POSITION                                           OTHER ANNUAL        UNDERLYING            ALL OTHER
                       YEAR   SALARY    BONUS      COMPENSATION       OPTIONS/SARS        COMPENSATION ($)
                                ($)       ($)          ($)
                      ------------------------------------------------------------------------------------------
Jerry Braun (6)
  President and
  Chief Executive
  Officer               2004  $341,026  $276,325    $49,823(1)       200,000 Shares         $634,789 (3)
                        2003  $333,872  $ 35,000    $44,085(1)       200,000 Shares         $412,500 (3)
                        2002  $325,200  $405,000    $48,395(1)                              $      0
----------------------------------------------------------------------------------------------------------------
Jacob Rosenberg (6)
  Chief Operating
  Officer and Chief     2004  $288,560  $271,340    $47,862(2)       200,000 Shares         $535,737(3)
  Financial             2003  $257,557  $ 30,000    $46,447(2)       200,000 Shares         $337,500 (3)
  Officer               2002  $242,815  $401,000    $50,582(2)                              $      0
----------------------------------------------------------------------------------------------------------------
Dennis O'Donnell (5)
 President and
 Chief Operating
 Officer of             2004  $200,000  $      0    $20,321((4)      150,000 Shares         $      0
 BioBalance             2003  $126,923  $      0    $12,198(4)       200,000 Shares         $      0
                        2002  $      0  $      0    $     0                                 $      0
----------------------------------------------------------------------------------------------------------------


      (1) Includes $35,518, $31,081 and $25,720 of medical insurance premiums paid on behalf of such individual for the fiscal years 2004, 2003 and 2002, respectively, $4,305, $3,004 and $12,675 for automobile and automobile-related costs, including insurance, incurred on behalf of such individual, respectively, for the fiscal years 2004,2003 and 2002 and $10,000 in expense allowance for the fiscal years ended 2004, 2003 and 2002.

      (2) Includes $35,518, $31,081 and $25,720 of medical insurance premiums paid on behalf of such individual for the fiscal years 2004,2003 and 2002, respectively, $2,344,$5,366 and $14,862 for automobile and automobile-related costs, including insurance, incurred on behalf of such individual, respectively, for each of the fiscal years 2004,2003 and 2002 and $10,000 in expense allowance for the fiscal years ended 2004, 2003 and 2002.

      (3) Change in control payment. This change in control took place with the merging of the Company and BioBalance on January 2, 2003.

      (4) Includes $20,321 and $12,198 for medical insurance premiums paid on behalf of such individual for the fiscal years 2004 and 2003, respectively.

      (5) Dennis O'Donnell became President of BioBalance on November 26, 2003. On February 24, 2005, he became the Company's Chief Executive Officer and Secretary. He also became President of the Company in July 2005 at which time he relinquished his position as Secretary.

      (6) Messrs. Braun and Rosenberg resigned as executive officers and directors of the Company on February 24, 2005.


Option/SAR Grants in 2004

      The following table provides certain information with respect to stock options granted to the Named Officers in 2004.

         Individual Grants

                             Number of           % of Total
                             Securities          Options/SARs
                             Underlying          Granted to                                                 Grant Date
Name                         Options/SARs        Employees in Fiscal   Exercise Price Per     Expiration    Present Value
                             Granted             Year (1)              Share ($/sh)           Date          (2)
---------------------------- ------------------- --------------------- ---------------------- ------------- ----------------
Jerry Braun                      200,000                36.36%                   2.13           01/28/14      $248,940
Jacob Rosenberg                  200,000                36.36%                   2.13           01/28/14      $248,940

Dennis O'Donnell                 100,000                18.18%                    .50           09/13/14      $  32,000
                                  50,000                 9.09%                   2.13           01/28/14      $  62,235


(1) Based on the total number of options granted to employees of the Company in 2004, including the Named Officers.

(2) Estimated fair value of each option grant on the date of grant was determined by use of the Black-Scholes option pricing model.


Stock Option Exercises and Year End Values

      The following table sets forth, for the Named Officers, the number of shares covered by stock options as of December 31, 2004, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2004. No options were exercised by the Named Officers in 2004.

                                                   Number of           Value of
                                                   Securities          Unexercised
                                                   Underlying          In- the-Money
                                                   Unexercised         Options/SARs at
                                                   Options/SARs at     Fiscal
                                                   Fiscal Year-End     Year-End
                  Shares Acquired                  Exercisable/        Exercisable/
      Name        on Exercise      Value Realized  Unexercisable       Unexercisable
---------------   ---------------  --------------  ---------------     ---------------
Jerry Braun                                           862,496/0 Shs       $        0


Jacob Rosenberg                                       799,996/0 Shs       $        0

Dennis O'Donnell                                216,667/133,333 Shs       $        0

Compensation of Directors

      Directors who are employees of the Company or its BioBalance subsidiary do not receive any additional compensation for their services as directors. Each non-employee director of the Company is paid a fee of $2,000 per month, plus $1,000 for each Board meeting attended and $500 for attendance at each meeting of a committee of the Board of Directors of which such director is a member. The Company also reimburses each director for all expenses of attending such meetings.

      No additional compensation of any nature is paid to employee directors.

      The Company also issues common stock purchase warrants to non-employee directors from time to time in recognition of their services. On August 2, 2005, the Company granted to each of the independent directors (Messrs. Dicker, Nussbaum and Gray) options pursuant to the Company's performance incentive plan to purchase 40,000 shares of the Company's common stock at an exercise price equal to the closing price of the Company's common stock on August 2, 2005. The options vest immediately, have a term of five years, and will not be subject to termination when the terms of these directors expire upon the election of new directors.

Employment Agreements of the Named Officers; Change in Control Arrangements

      The Company entered into amended employment agreements with Messrs. Jerry Braun and Jacob Rosenberg for employment terms that were to expire on December 26, 2009 unless earlier terminated. Messrs. Braun and Rosenberg served as executive officers the Company until February 24, 2005, and continued to serve as officers of the Company's home health care division until the Termination Agreement effective August 4, 2005.

      Mr. Braun's amended agreement provided for (i) an initial annual base compensation of $233,000 and annual salary increases of 10%; (ii) reimbursement of business expenses; (iii) participation in the Company's bonus, 401(k) and stock option plans; (iv) $750 per month automobile leasing cost allowance and reimbursement of automobile insurance and maintenance costs; (v) $10,000 per year allowance for the cost of insurance and other items (which has been in effect since January 2002); and (vi) 48 days of compensated absences per year. Mr. Braun's most recent annual base compensation was approximately $375,000. Although Mr. Braun's employment agreement provided for his service as President and Chief Executive Officer of the Company, Mr. Braun resigned as an executive officer and director of the Company on February 24, 2005. Mr. Braun continued to be employed by the Company as the President of its Home Health Care division with his employment agreement in effect until his resignation pursuant to the Termination Agreement effective August 4, 2005.

      Mr. Rosenberg's employment agreement has the same general terms and conditions as Mr. Braun's, except that it provided for his service as Vice President, Secretary and Chief Operating Officer, and his initial annual base compensation was approximately $186,000. Mr. Rosenberg's most recent annual base compensation was approximately $300,000. Mr. Rosenberg resigned as an executive officer and director of the Company on February 24, 2005. Mr. Rosenberg continued to be employed by the Company as the Vice President of its Home Health Care division with his employment agreement in effect until his resignation pursuant to the Termination Agreement effective August 4, 2005.

      These employment agreements also provided additional benefits if a "change of control" of the Company occurred.

      All "change of control" compensation was limited by each employment agreement, to the extent the compensation may qualify as a "parachute payment" under Section 280G of the Internal Revenue Code, to the maximum amount that may be paid to that executive without any part of that compensation being deemed to be an "excess parachute payment." That maximum amount is generally determined by multiplying the average of the executive's annual base salary and bonus for the previous five years by a factor of three. A change of control took place on January 2, 2003 when the Company merged with BioBalance and the Company recorded a liability of $1,940,526.

      Messrs. Braun and Rosenberg also participated, together with all other salaried employees of the Company's home healthcare business, in a bonus plan pursuant to which 10% of the annual pre-tax net income of the Company's home healthcare business income is contributed to a bonus pool which is distributable to these employees in amounts determined by the Company's Compensation Committee.

      Messrs. Braun and Rosenberg have executed the Termination Agreement with the Company, which became effective on August 4, 2005. Pursuant to the Termination Agreement, Messrs. Rosenberg and Braun resigned from all of their remaining positions with the Company and any of its subsidiaries, and the Purchase Agreement, their respective employment agreements (except for sections regarding certain non-disclosure provisions and their agreements not to compete with the Company, which survive as modified by the Termination Agreement) and the Security Agreement were terminated. Under the Termination Agreement, (i) Mr. Braun received a cash payment of $1,200,000, (ii) Mr. Rosenberg received a cash payment of $1,050,000, (iii) the Company will pay for COBRA benefits for Messrs. Braun and Rosenberg through December 31, 2005, and (iv) each of Mr. Braun and Mr. Rosenberg will receive up to a maximum of $5,000 to pay for his accrued but unpaid compensation, accrued vacation and accrued business expenses. Pursuant to the Termination Agreement the 500,000 options granted to each of Messrs. Braun and Rosenberg (a total of 1,000,000 options) on February 24, 2005 were forfeited and surrendered to the Company, as were a combined aggregate of 110,000 additional options to purchase the Company's common stock previously granted to them. The Termination Agreement also contains mutual releases and indemnification provisions.

      Mr. O'Donnell is party to a three-year employment agreement pursuant to which he will serve as BioBalance's Chief Executive Officer until May 3, 2006. Mr. O'Donnell will also agree to serve, if requested, as one of the Company's officers and to be nominated or appointed as a member of the Company's Board of Directors. Under the agreement, Mr. O'Donnell's base annual salary was $200,000, which increased to $225,000 upon the completion of the Offering. In addition, Mr. O'Donnell received a ten-year option to purchase 200,000 shares of the Company's common stock under the Company's existing stock option plan at an exercise price of $2.48. An additional option to purchase 50,000 shares of the Company's common stock at its then fair market value will be granted each year during the term of the agreement. Mr. O'Donnell is entitled to bonus payments upon the satisfaction of specified financial performance criteria, certain lump-sum payments upon the occurrence of certain change of control events, and insurance and other benefits. In September 2004, Mr. O'Donnell received 50,000 ten-year options under his employment agreement and an additional 50,000 ten-year options as a bonus, with an exercise price of $0.50. In 2004, Mr. O'Donnell was awarded a bonus of $66,667 in accordance with the term in his contract. This amount was accrued on the books at December 31, 2004.

      A. James Forbes, Jr. ("Forbes") is party to an employment agreement pursuant to which he serves as the Company's Vice President of Finance and Chief Financial Officer (the "Agreement"). The Agreement provides for Forbes to serve as the Vice President of Finance and Chief Financial Officer of the Company on an as needed basis not to exceed twenty (20) hours per week for a term expiring on December 31, 2005, unless terminated earlier as provided for by the Agreement. The Agreement provides for Forbes to be compensated at the rate of $1,500 in U.S. dollars per full business day or $200 per hour if less than a full day and to be reimbursed for all reasonable and necessary business and travel expenses and other disbursements incurred by him on behalf of the Company in the performance of his duties under the Agreement. The Agreement also requires Forbes to comply with certain confidentiality and non-solicitation provisions during the term of the Agreement and for a period of two years thereafter with respect to the confidentiality provisions and one year thereafter with respect to the non-solicitation provisions.


Savings and Equity Compensation Plans

401(k) Plan

      The Company maintains an Internal Revenue Code Section 401(k) salary deferral savings plan (the "Plan") for all of its eligible New York home health care division employees who have been employed for at least one year and are at least 21 years old (effective July 1, 1996, field staff employees at the Company's Orange County branch office in Newburgh, New York ceased being eligible to participate in the Plan). Subject to certain limitations, the Plan allows participants to voluntarily contribute up to 15% of their pay on a pre-tax basis. Under the Plan, the Company may make matching contributions on behalf of the pre-tax contributions made by participants.

STOCK PERFORMANCE GRAPH

      The following table depicts the cumulative total return on New York Health Care's common stock compared to the cumulative total return for the Nasdaq Composite-US Index and the Nasdaq Health Index. The table assumes the investment of $100 on December 31, 1999. Reinvestment of dividends is inapplicable because the Company has never declared dividends on its common stock.

                                [GRAPHIC OMITTED]

Company/Index/Market                                    FISCAL YEAR ENDING
                                 -----------------------------------------------------------------
                                   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
New York Health Care, Inc.          $100.00     $33.14    $192.00    $183.43    $157.71     $29.15

NASDAQ Health                       $100.00    $137.11    $146.44    $126.85    $188.26    $220.26

NASDAQ Composite - US               $100.00     $60.17     $47.90     $32.85     $49.93     $53.45



      The comparisons in the table and in the graph above are required by the SEC rules and are not intended to forecast or be indicative of possible future performance of the Company's common stock.

                                  OTHER MATTERS

      The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

      The Company's Annual Report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2004 is being sent with this Proxy Statement to all stockholders of record as of July 18, 2005.

                                    Signature by order of the Board of
                                    Directors.


                                    /s/ Dennis M. O'Donnell
                                    -----------------------
                                    Dennis M. O'Donnell, President and Chief
                                    Executive Officer


Dated: New York, New York
       August 5, 2005

                                   APPENDIX A

                            NEW YORK HEATH CARE, INC.
                            2004 Stock Incentive Plan


Section 1.  Purposes; Definitions.

      The purpose of the New York Health Care, Inc. 2004 Stock Incentive Plan is to enable New York Health Care, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of New York Health Care, Inc.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a)   "Board" means the Board of Directors of New York Health Care, Inc.

      (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

      (c)   "Change of Control" shall have the meaning ascribed thereto in
            Section 9 below.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

      (e) "Committee" means any committee of the Board, which the Board may designate.

      (f) "Company" means New York Health Care, Inc., a corporation organized under the laws of the State of New York.

      (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

      (h) "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

      (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

      (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ) or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ or the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the

            Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

      (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

      (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

      (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

      (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

      (q) "Plan" means this New York Health Care, Inc. 2004 Stock Incentive Plan, as hereinafter amended from time to time.

      (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

      (s)   "Retirement" means Normal Retirement or Early Retirement.

      (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

      (u) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

      (v) "Stock" means the Common Stock of the Company, $.01 par value per share.

      (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

      (x) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2.  Administration.

      The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

      The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

      For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

      (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

      (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

      (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

      (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

      (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

      (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

      Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

      Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

Section 3.  Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Option or other award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

      Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards to each of the Company's chief executive officer and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 2,000,000 shares to each such person during the term of the Plan.

Section 4.  Eligibility.

      Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

      The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5.  Stock Options.

      (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

            Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

      (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

            (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to

            Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

      (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

      (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

      (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option , in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

      (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

      (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

      (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

      (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

      (xi) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

      (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6.  Restricted Stock.

      (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

      (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

            (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained

                  Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

            (ii) Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

            (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

            (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.  Deferred Stock.

      (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

      (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

            (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

            (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and
                  Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

            (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

            (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

            (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

            (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.  Other Stock-Based Awards.

      (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

      (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

            (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

            (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

            (iii) Any Other Stock-Based Award and any Stock covered by any Other
                  Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

            (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

            (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9.  Change of Control Provisions.

      (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

            (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

            (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

            (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

            provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

      (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

            (i) all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

            (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 10. Amendments and Termination.

      The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 11. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditors of the Company.

Section 12. General Provisions.

      (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

            All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of any Federal, state and local taxes of any kind required by law to be withheld by the Company or paid by the Company with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

      (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

      (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

      (g) A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

      (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

      (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

      (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under
            Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

      (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

      (l) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 13. Effective Date of Plan.

      The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the shareholders of the Company.

Section 14. Term of Plan.

      No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

                                   APPENDIX B

                           NEW YORK HEALTH CARE, INC.
                          AMENDED AND RESTATED BY-LAWS

                                   ARTICLE 1.

                                  Shareholders

      SECTION 1.1 Annual Meetings. The annual meeting of the shareholders of the Company, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held within or without the State of New York, at such time on such date as the board of directors may select. If the day fixed for the meeting shall be a legal holiday, such meeting shall be held on the next succeeding full business day. The board of directors may postpone and reschedule any previously scheduled annual meeting of shareholders.

      SECTION 1.2 Notice of Annual Meeting. Notice of the time and place of holding each annual meeting of shareholders shall be served either personally or by mail upon each shareholder of record of the Company entitled to vote at such meeting between ten (10) and sixty (60) days before the date fixed for such meeting. If mailed, such notice shall be directed, except as otherwise provided by law, to each shareholder at the shareholder's post office address as it appears on the stock books of the Company.

      SECTION 1.3 Special Meetings. Special meetings of shareholders, unless otherwise provided by law, may be called at any time by the board of directors or by the president and may be held at such place within or without the State of New York, and at such time on such date, as the board of directors may select. The board of directors may postpone and reschedule any previously scheduled special meeting of shareholders.

      SECTION 1.4 Notice of Special Meetings. Notice of each special meeting of shareholders, unless otherwise provided by law, may be given as herein provided for the giving of notice of an annual meeting of shareholders.

      SECTION 1.5 Quorum. At all meetings of shareholders, annual or special, other than meetings as to which the quorum is fixed by law or as provided in the certificate of incorporation, the presence either in person or by proxy of the holders of record of a majority of the shares of the class or classes of the capital stock of the Company entitled to vote at such meeting shall to constitute a quorum, except that as to any action to be taken by shareholders voting separately as a class or classes a majority of the shares entitled to vote separately as one class shall constitute a quorum of that class and may act separately whether or not a quorum of another class or classes be present. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

      SECTION 1.6 Adjourned Meeting. At any meeting of shareholders, annual or special, the chairman of the meeting or the holders of record of the majority of the shares present and entitled to vote may adjourn the meeting from time to time, whether or not a quorum is present. At any adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

      SECTION 1.7 Number of Votes. Except as otherwise provided by law or by the Company's certificate of incorporation, as amended from time to time, each shareholder of record shall be entitled at every meeting of shareholders to one vote, either in person or by proxy executed in writing by the shareholder or by the shareholder's duly authorized attorney, for each share of capital stock having voting rights standing in the shareholder's name on the stock books of the Company.

      SECTION 1.8 Manner of Voting. In the election of directors and in voting on any question on which a vote by ballot is required by law or is demanded by any shareholder, the voting shall be by ballot. On all other questions, the voting may be viva voce.

      SECTION 1.9 Inspector of Election. The board of directors, prior to the annual and each special meeting of the shareholders each year, may appoint an inspector of election to act at such meeting. In the event of the failure of the board to make such appointment or if the inspector of election shall for any reason fail to attend and to act at such meeting, an inspector or inspectors of election, as the case may be, may be appointed by the chairman of the meeting.

      SECTION 1.10 Vote of Shareholders. Except as otherwise required by statute or by the certificate of incorporation, (a) directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election; and (b) all other corporate action shall be authorized by a majority of the votes cast.

      SECTION 1.11 Introduction of Business at a Meeting of Shareholders.

      (a)   Annual Meetings of Shareholders.

            (1) Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (A) pursuant to the Company's notice of meeting, (B) by or at the direction of the board of directors or
      (C) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in this By Law, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this By Law.

            (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.11(a)(1)(c) of these By Laws, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the l0th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director, the name, age, principal occupations and employment during the past five years, name and principal business of any corporation or other organization in which such occupations and employment were carried on, a brief description of any arrangement or understanding between such person and any other person(s) (naming such person(s)) pursuant to which he was or is to be selected as a nominee, and the written consent of such person(s) to serve as a director if elected; (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;
      (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on the Company's books, of such beneficial owner and any other shareholders believed by such shareholder to be supporting such nominee(s) or other business and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder, such beneficial owner and any other shareholders believed by such shareholder to be supporting such nominee(s) or other business.

            (3) Notwithstanding anything in the second sentence of Section 1.11(a)(2) of this By Law to the contrary, in the event that the number of directors to be elected to the board of directors of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this By Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (l0th) day following the day on which such public announcement is first made by the Company.

            (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company' s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Company's notice of meeting (A) by or at the direction of the board of directors or (B) provided that the board of directors has determined that directors shall be elected at such special meeting, by any shareholder of the Company who is a shareholder of record at the time of giving of notice provided for in this By Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the shareholder's notice required by Section 1.11(a)(2) of this By Law shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

            (c) General.

                  (1) Only such persons who are nominated in accordance with the procedures set forth in this By Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this By Law. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this By Law and, if any proposed nomination or business is not in compliance with this By Law, to declare that such defective proposal shall be disregarded.

                  (2) For purposes of this By Law, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (3) Notwithstanding the foregoing provisions of this By Law, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By Law. Nothing in this By Law shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                   ARTICLE 2.

                                    Directors

      SECTION 2.1 Responsibilities. The business of the Company shall be managed under the direction of the board of directors. References in these By-laws, to the "board" are to the board of the Company.

      SECTION 2.2 Number, Election, and Qualification of Directors. The number of directors of the Company (exclusive of directors to be elected by any series of series preferred stock voting separately as a class) shall be as determined by the board of directors from time to time by resolution adopted by a majority of the members of the board then in office. In the event that the board is increased by such a resolution, the vacancy or vacancies so resulting shall be filled by a vote of a majority of the directors then in office. No decrease in the board shall shorten the term of any incumbent director.

      SECTION 2.3 Vacancies. Subject to any rights of the holders of any one or more series of the Company' preferred stock with respect to the election of directors, other vacancies occurring in the board of directors may be filled for the unexpired term at any regular meeting of the board of directors, or at any special meeting thereof called for that purpose, by a vote of the remaining directors entitled to vote on such question although less than a quorum.

      SECTION 2.4 Regular Meetings. The board of directors shall hold regular meetings at such times and dates and at such places as the board may designate from time to time, that a regular meeting of the board of directors shall be held following the adjournment of and on the same date as the annual meeting of shareholders and at such meeting the board may elect or appoint officers of the Company.

      SECTION 2.5 Special Meetings. Special meetings of the board of directors may be called by the by the President. The Secretary shall call special meetings of the board of directors when requested in writing so to do by any three members thereof.

      SECTION 2.6 Notice of Special Meetings. Notice of any special meeting of the board of directors may be served not less than three hours before the date and time fixed for such meeting, by oral, written or electronic communication stating the time and place thereof, or if served by mail, not less than two days before the date fixed for such meeting. Any oral notice may be given to each member of the board of directors at his or her office or his or her address as it appears on the books of the Company, whether or not the director is present personally to receive it. Any written or electronic notice shall be addressed to each member of the board of directors at his or her office or his or her address as it appears on the books of the Company. No notice shall be required of a regular meeting.

      SECTION 2.7 Quorum. At any meetings of the board of directors, regular or special, a majority of the entire board shall constitute a quorum. As used in this Article, "entire board" means the total number of directors which the Company would have if there were no vacancies.

      SECTION 2.8 Action of the Board. Unless otherwise required by law, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the board. Each director present shall have one vote regardless of the number of shares, if any, which he may hold.

      SECTION 2.9 Action Without a Meeting. Any action required or permitted to be taken by the board of directors or any committee thereof may be taken without a meeting if all members of the board or the committee consent in writing to the adoption of a resolution or resolutions authorizing the action. The resolution or resolutions and the written consent thereto by the members of the board or committee shall be filed with the minutes of the proceedings of the board or committee.

      SECTION 2.10 Telephonic Meetings. Any one or more members of the board of directors or of any committee of the board of directors may participate in a meeting of the board or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at any such meeting.

      SECTION 2.11 Committees. The board may appoint such committees as it may consider appropriate, each consisting of one or more directors and each of which, to the extent provided in the applicable resolution or resolutions , shall exercise such powers and duties as the board may from time to time prescribe. The board may designate one or more directors as ex officio members of any such committee, who may replace any absent member or members at any meeting of such committee.

      SECTION 2.12 Compensation and Expenses. Directors, other than officers who are directors, may receive such compensation for their services as directors and as members of committees as shall be determined from time to time by resolution of the board or any committee thereof to which such authority may be delegated by the board. A director attending any meeting of the board of directors shall be allowed any proper expenses incurred in attending such meeting.

      SECTION 2.13 Removal by Shareholders. Any or all of the directors may be removed by the shareholders only for cause.

      SECTION 2.14 Resignation. A director may resign at any time by giving written notice to the board, the President or the Secretary of the Company. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective. A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

                                   ARTICLE 3.

                                    Officers

      SECTION 3.1 Election and Appointment. The board of directors shall elect a President and Chief Executive Officer, a Chief Financial Officer and a Secretary. The board may appoint create such other offices as it may determine; appoint officers to fill such offices; fill vacancies in any office; delegate to one or more officers any of the duties of any officer or officers; and prescribe the duties of any officers. One person may hold two or more offices. All officers shall serve during the pleasure of the board.

      SECTION 3.2 President and Chief Executive Officer. The President and Chief Executive Officer shall have shall have the general direction of the affairs of the Company, subject to the control of the board of directors. The President shall preside at all meetings of the shareholders and of the board of directors. He shall appoint all officers and employees of the Company for whose appointment no other provisions is made in these By-laws; he shall also have the power, at any time, to discharge or remove any officer or employee of the Company, subject to action thereon of the board of directors, and perform such other duties as are incident to his office or delegated to him by the board of directors.

      SECTION 3.3 Vice President. Each Vice President shall have the powers and duties incident to that office and shall have such other powers and duties as are prescribed by the By Laws and from time to time by the President and Chief Executive Officer.

      SECTION 3.4 Secretary. The Secretary shall record in proper books to be kept for that purpose and have custody of the minutes of the meetings of the shareholders of the Company and of meetings of the board of directors and of committees of the board (other than the Compensation Committee) and who shall be responsible for the custody and care of the seal of the Company. He shall attend to the giving and serving of all notices of the Company and perform such other duties as may be imposed upon him by the board of directors.

      SECTION 3.5 Absence of the President and Chief Executive Officer. In the event of the incapacity, illness or the death of the President and Chief Executive Officer, the duties of the President and Chief Executive Officer, pending action by the board of directors, shall be assumed by that Vice President who is senior to the others in length of service to the Company.

      SECTION 3.6 Removal of Officers and Employees. Any officer or employee of the Company may be at any time removed by the affirmative vote of at least a majority of the board of directors. In case of such removal, the officer or employee so removed shall forthwith deliver all the property of the Company in his possession, or under his control, to a person designated by the board. Nothing herein contained shall limit the power of any officer to discharge any subordinate.

                                   ARTICLE 4.

                                 Indemnification

      SECTION 4.1 Directors and Officers.

            (a) The Company shall indemnify its directors and officers and every other person whom the Company may indemnify under the indemnification provisions for directors and officers of the New York Business Corporation Law, as now in effect or as hereafter amended (the "BCL"), to the fullest extent permissible under and consistent with such provisions. The right of indemnification provided in this Section 1 shall not be deemed exclusive of any other rights to which such director, officer or other person may be entitled apart from this Section 4.1.

            (b) (i) In furtherance, and not in limitation of, the provisions of
Section 4. l(a), the Company shall indemnify any person who is or was made or threatened to be made a party to or is involved in any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company or any other corporation of any type or kind, domestic or foreign, or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise (each. an "affiliate"), which any director or officer of the Company is serving, has served or has agreed to serve in any capacity at the request of the Company, by reason of the fact that such person, such person's testator or intestate, is or was or has agreed to become a director or officer of the Company, or is or was serving or has agreed to serve such affiliate in any capacity, against judgments, fines, amounts paid or to be paid in settlement, excise taxes or penalties, and costs, charges and expenses, including attorneys' fees, incurred in connection with such action or proceeding or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer establishes that (A) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (B) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; provided, further, that, except as provided in Section 4.l(b)(vi) or as otherwise provided by agreement, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors. The benefits of this Section 4.1 shall extend to the heirs and legal representatives of any person entitled to indemnification under this Section 4.1.

            (ii) The Company may indemnify any person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the BCL or other rights created by (A) a resolution of shareholders, (B) a resolution of directors or (C) an agreement providing for such indemnification, it being expressly intended that these By Laws authorize the creation of other rights in any such manner. The right to be indemnified and to the reimbursement or advancement of expenses incurred in defending an action or proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Company's certificate of incorporation, as amended from time to time, these By Laws, agreement, vote of shareholders or directors or otherwise.

            (iii) The Company shall, from time to time, reimburse or advance to any person referred to in Section 4.1(b)(i) the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action or proceeding referred to in Section 4.1(b)(i), upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that
(A) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (B) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

                  (iv) Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this
Section 4.1 shall be entitled to the greater of the indemnification (or advancement of expenses) provided (A) under the applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or (B) under the applicable law in effect at the time indemnification (or advancement of expenses) is sought.

                  (v) The right to be indemnified or to the reimbursement or advancement of expenses pursuant to this Article 4, (A) shall be deemed to arise from a contract between the Company and any person entitled to be indemnified or to the reimbursement or advancement of expenses pursuant to this Section 4.l(b), pursuant to which such person may bring suit as if the provisions hereof were set forth in a separate written contract between the Company and the such person and (B) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, heirs, executors and administrators of such person, and shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

                  (vi) If a request to be indemnified is made under Section 4.1(b), the board shall make a determination pursuant to Section 723(b) of the BCL within thirty (30) days after such request as to whether the person so requesting indemnification is entitled to indemnification under this Article 4 and the BCL. If a request to be indemnified or for the reimbursement or advancement of expenses under Section 4.1(b) is not paid in full by the Company within thirty (30) days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The Company shall have a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the BCL or hereunder for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the board of directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the BCL or hereunder, nor an actual determination by the Company (including the board, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  (vii) The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or an affiliate against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the BCL.

                  (viii) If this Section 4.l(b) or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each director, officer, employee or agent of the Company as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, to the fullest extent permitted by any applicable portion of this Section 4.1(b) that shall not have been invalidated and to the fullest extent permitted by applicable law.

      SECTION 4.2 Employees. Any person made a party to or involved in any action or proceeding (including a claim), whether civil, administrative, or criminal, by reason of the fact that such person, such person's testator or intestate, is or was an employee of the Company or of any corporation which such person, such person's testator or intestate served as such at the request of the Company, or by reason of his alleged negligence or misconduct in the performance of his or her duties as such employee, may be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him or her in connection with the defense of such action, suit, or proceeding, or in connection with any appeal therein, or in connection with the disposition thereof, provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the employee establishes that (a) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (b) he personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. The right of indemnification provided by this Section 2 shall not be deemed exclusive of any other rights to which such employee may be entitled apart from this Section 4.2.

      SECTION 4.3 Retroactive Effect. The rights to indemnification conferred by Sections 4.1 and 4.2 may, be retroactive to events occurring prior to the adoption of this Article 4, to the fullest extent permitted by applicable law.

                                   ARTICLE 5.

                                      Seal

      The seal of the Company shall be circular in form and shall have inscribed thereon the name of the Company, the state of its organization (New York), the year of its incorporation (1983), and the words "Corporate Seal."

                                   ARTICLE 6.

                                Waiver of Notice

      Whenever under the provisions of these By Laws or any of the corporate laws of the State of New York, the board of directors or any committee is authorized to take any action after notice or after lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if such action be authorized or approved and the requirements waived by each member entitled to notice. Such authorization or approval and such waiver shall be filed with the Secretary of the Company.

                                   ARTICLE 7.

                                      Stock

      SECTION 7.1 Certificates of Stock. Certificates of stock shall be numbered and registered in the order in which they are issued and shall be signed by either the President or a Vice-President and by the Secretary or by an Assistant Secretary, if one shall have been appointed, and sealed with the seal of the Company or a facsimile thereof. Such signatures may be facsimiles, engraved or printed, and in case any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such before such certificate is issued, such certificate may be issued by the Company with the same effect as if that officer had not ceased to be such at the date of its issue.

      SECTION 7.2 Transfer of Shares. Transfer of shares may be made on the books of the Company by the holder thereof in person, or by the person's attorney-in-fact pursuant to power of attorney duly executed and filed with the Company, upon the surrender of the certificate or certificates for such shares.

      SECTION 7.3 Closing of Books; Record Dates. Unless otherwise provided by law or by the certificate of incorporation, as amended from time to time, the board of directors may fix a date, not exceeding fifty days prior to the date appointed for any meeting of the shareholders or prior to the date fixed for the payment of any dividend, or for the delivery of any evidences of rights or other distribution allowed by law, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting, or to receive any such dividends, rights, or distribution as the case may be.

      SECTION 7.4 Transfer Agents and Registrars. The board of directors may appoint agents to facilitate transfers by shareholders under such regulations as the Board may from time to time prescribe. The board of directors may appoint also bank or trust company or affiliate thereof to act as registrar of transfers of stock until otherwise ordered by the board of directors. After the appointment of any such registrar of transfers, no certificate thereafter issued for stock shall be binding upon the Company, or have any validity, unless countersigned by any such registrar of transfers, or by a successor of any such registrar appointed by the board of directors.

                                   ARTICLE 8.

                                   Amendments

      SECTION 8.1 Amendments by Shareholders. These By Laws may be altered, amended, or repealed by the shareholders at any annual meeting, or at any at any special meeting called for that purpose, by the affirmative vote of holders of record of a majority of the shares of the stock represented at such meeting entitled to vote thereon either in person or by proxy.

      SECTION 8.2 Amendments by Directors. These By Laws may be altered, amended, or repealed at any regular or special meeting of the board of directors by the vote of a majority of the entire board. Any By Laws adopted by the board of directors may be altered, amended, or repealed by the shareholders at any annual meeting or at any special meeting called for that purpose by the affirmative vote of holders of record of a majority of the shares of the stock represented at such meeting and entitled to vote thereon either in person or by proxy.

                           NEW YORK HEALTH CARE, INC.
                              1850 McDonald Avenue
                            Brooklyn, New York 11223

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 31, 2005.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Dennis O'Donnell Proxy, with full power of substitution in him, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of New York Health Care, Inc. (the "Company") on Wednesday, August 31, 2005, at the Hotel Pennsylvania, 401 Seventh Avenue, New York, New York 10001-2062 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:

    |_| FOR all nominees listed below                 |_| WITHHOLD AUTHORITY
        (except as marked to the contrary below).         to vote for all
                                                          nominees listed below.

     Dennis O'Donnell, Stuart Ehrlich, Murray Englard, and Michael Nafash




(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
--------------------------------------------------------------------------------

2.    Approval of the Company's 2004 Stock Incentive Plan.

    |_| FOR                    |_| AGAINST                 |_| ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2005

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature if held jointly

       Please mark, sign, date and return this proxy card promptly using the enclosed envelope.